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                                                                    EXHIBIT 10.2
                                                                  CONFORMED COPY


                              AMENDED AND RESTATED
                 UNITED/NEW UNITED AGREEMENT AND PLAN OF MERGER

         This AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of the 31st day of December, 2001, by and among New UnitedGlobalCom, Inc., a Delaware corporation ("New United"),
UnitedGlobalCom, Inc., a Delaware corporation ("United"), and United/New United Merger Sub, Inc., a Delaware corporation ("Merger Sub"), pursuant to Section 251 of the General Corporation Law of the State of Delaware (the "DGCL").

         WITNESSETH that:

         WHEREAS, on December 3, 2001, the parties hereto entered into a United/New United Agreement and Plan of Merger (the "Original Agreement"), and

         WHEREAS, the parties hereto desire to amend and restate the Original Agreement in its entirety, and

         WHEREAS, each of the parties to this Agreement intends for Merger Sub to merge with and into United, with United as the surviving entity in such merger,

         NOW, THEREFORE, the parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of said merger and the mode of carrying the same into effect as follows:

         FIRST: At the Effective Time, as hereinafter defined, Merger Sub shall be merged with and into United (the "Merger"), with United being the surviving entity in the Merger (the "Surviving Entity") and changing its name to "UGC Holdings, Inc."

         SECOND: At the Effective Time, the manner of converting the outstanding shares of the capital stock of United and Merger Sub shall be as follows:

         (a) All of the shares of United's Series E Convertible Preferred Stock, par value $0.01 per share, that are issued and outstanding immediately prior to the Effective Time shall be automatically converted into an aggregate of 1,500 shares of Class A Common Stock, par value $0.01 per share, of the Surviving Entity.

         (b) Each share of United's Class A Common Stock, par value $0.01 per share ("United Class A Stock"), that is issued and outstanding immediately prior to the Effective Time (except as provided in paragraph (g) below) shall be automatically converted into and represent the right to receive, and shall be exchangeable for one share of Class A Common Stock, par value $0.01 per share, of New United ("New United Class A Stock").

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         (c) Each share of United's Class B Common Stock, par value $0.01 per share ("United Class B Stock"), that is issued and outstanding immediately prior to the Effective Time (except as provided in paragraph (g) below and excluding Dissenting Shares) shall be automatically converted into and represent the right to receive, and shall be exchangeable for one share of New United Class A Stock.

         (d) Each share of United's Convertible Preferred Stock, Series B, par value $0.01 per share ("United Series B Preferred Stock"), outstanding immediately prior to the Effective Time (except as provided in paragraph (g) below and excluding Dissenting Shares) shall be automatically converted into and represent the right to receive, and shall be exchangeable for, a number of shares of New United Class A Stock equal to the number of shares of United Class A Stock that the holder of such share of United Series B Preferred Stock would have received in respect of such share if such holder had converted such share into shares of United Class A Stock immediately prior to the Merger;

         (e) Each share of United's 7% Series C Senior Cumulative Convertible Preferred Stock, par value $0.01 per share ("United Series C Preferred Stock"), outstanding immediately prior to the Effective Time (except as provided in paragraph (g) below and excluding Dissenting Shares) shall be automatically converted into and represent the right to receive, and shall be exchangeable for, a number of shares of New United Class A Stock equal to the number of shares of United Class A Stock that the holder of such share of United Series C Preferred Stock would have received in respect of such share if such holder had converted such share into shares of United Class A Stock immediately prior to the Merger and assuming for such purpose that United had elected to pay any accumulated and unpaid dividends thereon by the issuance of shares of United Class A Stock as contemplated by the Certificate of Designation for the United Series C Preferred Stock;

         (f) Each share of United's 7% Series D Senior Cumulative Convertible Preferred Stock, par value $0.01 per share ("United Series D Preferred Stock" and, together with the United Series B Preferred Stock and the United Series C Preferred Stock, the "United Preferred Stock"), outstanding immediately prior to the Effective Time (except as provided in paragraph (g) below and excluding Dissenting Shares) shall be automatically converted into and represent the right to receive, and shall be exchangeable for, a number of shares of New United Class A Stock equal to the number of shares of United Class A Stock that the holder of such share of United Series D Preferred Stock would have received in respect of such share if such holder had converted such share into shares of United Class A Stock immediately prior to the Merger and assuming for such purpose that United had elected to pay any accumulated and unpaid dividends thereon by the issuance of shares of United Class A Stock as contemplated by the Certificate of Designation for the United Series D Preferred Stock;

         (g) Each share of United Class A Stock, United Class B Stock, United Series B Preferred Stock, United Series C Preferred Stock or United Series D Preferred Stock that immediately prior to the Effective Time is held by New United or that is held by United in treasury shall be cancelled and retired without payment of any consideration therefor and without any conversion thereof into any other securities or the right to receive any other securities.

         (h) No fractional shares of New United Class A Stock shall be issued in the Merger.


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All fractional shares of New United Class A Stock that a holder of United
Preferred Stock would otherwise be entitled to receive as a result of the Merger shall be aggregated in the manner described in paragraph (c) of Article Sixth and if a fractional share results from such aggregation, such holder shall be entitled to receive, in lieu thereof, an amount in cash without interest determined by multiplying the closing sale price of a share of United Class A Stock on the Nasdaq Stock Market on the last full trading day immediately preceding the Effective Time by a fraction of a share of New United Class A Stock to which such holder would otherwise have been entitled.

         (i) All outstanding options to purchase shares of United Class A Stock granted under plans listed in Section 2.5(c) of the United Disclosure Schedule ("United Stock Options") to that certain Amended and Restated Agreement and Plan of Restructuring and Merger, dated as of December 31, 2001, by and among United, New United, Merger Sub, Liberty Media Corporation, Liberty Media International, Inc., Liberty Global, Inc. and each Founder (as therein defined) (the "Restructuring Agreement"), shall remain outstanding, be assumed by New United and thereafter be exercisable, at the same per share exercise price and pursuant to the same terms and conditions, including vesting conditions, for a number of shares of New United Class A Stock equal to the number of shares of United Class A Stock for which such stock option was exercisable immediately prior to the Effective Time.

         (j) All of the shares of Merger Sub's Class B Common Stock, par value $0.01 per share, and Class C Common Stock, par value $0.01 per share, outstanding immediately prior to the Effective Time and held by New United shall be converted into and represent the right to receive, and shall be exchangeable for, respectively, an aggregate of 1,500 shares of Class B Common Stock, par value $0.01 per share, of the Surviving Entity, and an aggregate of 300,000 shares of Class C Common Stock, par value $0.01 per share, of the Surviving Entity.

         (k) If, after the date of this Agreement but prior to the Effective Time, either of United or New United effects any stock dividend, stock split, reverse stock split, recapitalization or reclassification affecting the shares of its common stock or preferred stock of any class or series, or otherwise effects any transaction that changes such shares into any other securities (including securities of another entity) or effects any other dividend or distribution (other than a normal cash dividend payable out of current or retained earnings) on such shares, then the terms of the foregoing exchanges (including the exchange rates and the terms of the conversion of the United Stock Options) shall, as appropriate, be adjusted to reflect such event.

         (l) As of and following the Effective Time, (x) the Certificate of Incorporation and Bylaws of the Surviving Entity shall be as set forth on EXHIBIT A and EXHIBIT B hereto, respectively, and (y) until their successors are duly elected or appointed in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Entity and the terms of the United/Liberty Agreement (as defined in the Restructuring Agreement), the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Entity.

         (m) Notwithstanding any other provisions in this Agreement to the contrary, shares of United Class B Stock, United Series B Preferred Stock, United Series C Preferred Stock and United Series D Preferred Stock that are outstanding immediately prior to the Effective Time and


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that are held by stockholders who have not voted in favor of the Merger or consented thereto in writing and who have properly demanded appraisal for such shares in accordance with Section 262 of the DGCL (collectively, the "Dissenting Shares"), shall not be converted into or represent the right to receive, or be exchangeable for, any securities of New United as provided herein. Such stockholders instead shall be entitled to receive payment of the appraisal value of such shares held by them in accordance with Section 262 of the DGCL, except that all Dissenting Shares of stockholders who have failed to perfect or who have effectively withdrawn or otherwise lost their rights to appraisal under Section 262 of the DGCL, shall thereupon be deemed to have been converted into and become, as of the Effective Time, securities of New United as provided herein.

         (n) At the Effective Time, New United shall execute and file with the Secretary of State of the State of Delaware a Certificate of Amendment, in the form attached hereto as EXHIBIT C, changing the name of New United to "UnitedGlobalCom, Inc."

         THIRD:  In connection with the Merger, the following will occur:

         (a) The Merger shall become effective at the time set forth in a Certificate of Merger, in the form attached hereto as EXHIBIT D (the "Certificate of Merger"), duly executed and filed with the Secretary of State of the State of Delaware (the "Effective Time").

         (b) At the Effective Time, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of Merger Sub shall be transferred to, vested in and devolve upon the Surviving Entity without further act or deed and all property, rights, and every other interest of the Surviving Entity and Merger Sub shall be as effectively the property of the Surviving Entity as they were of the Surviving Entity and Merger Sub respectively.

         FOURTH: Prior to the filing of the Certificate of Merger, this Agreement shall have been approved and adopted by the sole stockholder of Merger Sub, the sole stockholder of New United, and the stockholders of United as provided in the Restructuring Agreement.

         FIFTH: Anything herein or elsewhere to the contrary notwithstanding, but subject to the terms of the Restructuring Agreement, this Agreement may be terminated and abandoned by the Board of Directors of any constituent entity at any time prior to the Effective Time. This Agreement may be amended by the Board of Directors of the constituent entities at any time prior to the Effective Time, subject to the terms of the Restructuring Agreement, provided that an amendment made subsequent to the approval and adoption of this Agreement by the stockholders of any constituent entity shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for, or on conversion of, all or any of the shares of any class or series or any such constituent entity, (2) alter or change any term of the Certificate of Incorporation of the Surviving Entity of the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any of the shares of any class or series of such constituent entity.

         SIXTH: Surrender and payment for securities of United shall occur as follows:


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         (a) At and after the Effective Time, certificates representing shares of United Class A Stock shall represent an equal number of shares of New United Class A Stock.

         (b) Prior to the Effective Time, United shall appoint an agent, which may be an affiliate of United or New United (the "Exchange Agent") for the purpose of exchanging (i) certificates representing shares of United Class B Stock for certificates representing an equal number of shares of New United Class A Stock (the "Class B Consideration"), (ii) certificates representing shares of United Series B Preferred Stock for the merger consideration determined by reference to paragraphs (d) and (h) of Article Second (the "Series B Consideration"), (iii) certificates representing shares of United Series C Preferred Stock for the merger consideration determined by reference to paragraphs (e) and (h) of Article Second (the "Series C Consideration"), and
(iv) certificates representing shares of United Series D Preferred Stock for the merger consideration determined by reference to paragraphs (f) and (h) of Article Second (the "Series D Consideration"). At the Effective Time, New United shall deposit with the Exchange Agent (i) the Class B Consideration to be paid in respect of shares of United Class B Stock, (ii) the Series B Consideration to be paid in respect of shares of United Series B Preferred Stock, (iii) the Series C Consideration to be paid in respect of shares of United Series C Preferred Stock, and (iv) the Series D Consideration to be paid in respect of shares of United Series D Preferred Stock. The certificates representing the United Class B Stock, the United Series B Preferred Stock, the United Series C Preferred Stock and the United Series D Preferred Stock are referred to herein as the "Certificates," and the Class B Consideration, the Series B Consideration, the Series C Consideration and the Series D Consideration are referred to herein as the "Merger Consideration." Promptly after the Effective Time, United will send, or will cause the Exchange Agent to send, to each holder of United Class B Stock, United Series B Preferred Stock, United Series C Preferred Stock and United Series D Preferred Stock at the Effective Time, a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates to the Exchange Agent) for use in such exchange.

         (c) Upon surrender to the Exchange Agent of its Certificate, as applicable, together with a properly completed letter of transmittal, and receipt by the Exchange Agent thereof, (i) each holder of shares of United Class B Stock will be entitled to receive promptly the Class B Consideration in respect of the shares of United Class B Stock represented by its Certificate,
(ii) each holder of United Series B Preferred Stock will be entitled to receive promptly the Series B Consideration in respect of the shares of United Series B Preferred Stock represented by its Certificate, (iii) each record holder of United Series C Preferred Stock will be entitled to receive promptly the Series C Consideration in respect of the shares of United Series C Preferred Stock represented by its Certificate, and (iv) each record holder of United Series D Preferred Stock will be entitled to receive promptly the Series D Consideration in respect of the shares of United Series D Preferred Stock represented by its Certificate. For purposes of the foregoing, any fractional shares of New United Class A Stock that would be issuable to any holder pursuant to Article Second (prior to the application of paragraph (h) thereof) in respect of shares of United Class B Stock, United Series B Preferred Stock, United Series C Preferred Stock and United Series D Preferred Stock held by such holder shall be aggregated, and such holder shall be issued the resulting whole number of shares of New United Class A Stock, prior to the application of


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paragraph (h) of Article Second with respect to any fractional share of New
United Class A Stock remaining following such aggregation. Until so surrendered and received by the Exchange Agent, each such Certificate shall represent after the Effective Time, for all purposes, only the right to receive the Class B Consideration, the Series B Consideration, the Series C Consideration and the Series D Consideration, as the case may be.

         (d) If any portion of the Merger Consideration is to be paid to an entity other than the entity in whose name the Certificate so surrendered is registered, it shall be a condition to such payment that such Certificate shall be properly endorsed or otherwise be in proper form for transfer and that the entity requesting such payment shall pay to the Exchange Agent any transfer or other taxes required as a result of such payment to an entity other than the registered holder of such Certificate, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

         (e) After the Effective Time, there shall be no further registration of transfers of shares of United Class A Stock, United Class B Stock, United Series B Preferred Stock, United Series C Preferred Stock or United Series D Preferred Stock. If, after the Effective Time, Certificates are presented to the Surviving Entity, they shall be canceled and exchanged for the Class B Consideration, the Series B Consideration, the Series C Consideration or the Series D Consideration provided for, and in accordance with the procedures set forth, in this Article Sixth.

         (f) Any portion of the Merger Consideration that remains unclaimed by the holders of United Class B Stock, United Series B Preferred Stock, United Series C Preferred Stock and United Series D Preferred Stock one year after the Effective Time shall be returned to United, upon demand, and any such holder who has not exchanged its shares for the applicable Merger Consideration in accordance with this Article Sixth prior to that time shall thereafter look only to United for payment of such consideration and any dividends and distributions in respect of such shares, in each case without any interest thereon. Notwithstanding the foregoing, neither United, New United nor any affiliate thereof will be liable to any such holder for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar laws.

         (g) No dividends or other distributions with respect to the Merger Consideration shall be paid to the holder of any Certificates until such Certificates are surrendered and received by the Exchange Agent as provided in this Article Sixth. Following such surrender and receipt by the Exchange Agent, there shall be paid, without interest, to the entity in whose name such Merger Consideration has been registered, (i) the amount of dividends or other distributions with a record date after the Effective Time previously paid or payable with respect to such Merger Consideration as of the date of such surrender, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender, payable with respect to such Merger Consideration.


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         IN WITNESS WHEREOF, the parties to this Agreement have executed this
Agreement as of the day and year first written above.


                                    NEW UNITEDGLOBALCOM, INC.,
                                    a Delaware corporation

                                    By: /s/  MICHAEL T. FRIES
                                       ----------------------------------------
                                             Michael T. Fries
                                             President

                                    UNITEDGLOBALCOM, INC.,
                                    a Delaware corporation

                                    By: /s/  MICHAEL T. FRIES
                                       ----------------------------------------
                                             Michael T. Fries
                                             President

                                    UNITED/NEW UNITED MERGER SUB, INC.,
                                    a Delaware corporation

                                    By: /s/  MICHAEL T. FRIES
                                       ----------------------------------------
                                             Michael T. Fries
                                             President


OMITTED:
     Exhibit A - Certificate of Incorporation of Surviving Entity
     Exhibit B - Bylaws of Surviving Entity
     Exhibit C - Form of Certificate of Amendment
     Exhibit D - Form of Certificate of Merger